COMMERCIAL LEASE

                                  (Triple Net)

This lease entered into January 20, 2000 between Fairmont Commerce Center, LLC, ("Lessor") and Sitek, Incorporated, a Delaware Corporation ("Lessee").

                                   WITNESSETH:

1. PREMISES.

In consideration of the rents and covenants herein set forth, Lessor hereby leases to Lessee and Lessee hereby rents from Lessor the premises shown outlined on Exhibit "A" attached hereto (hereinafter referred to as the "Premises"). The Premises is located at 1919 West Fairmont Suites 1 through 6, in Tempe, Arizona as part of Fairmont Commerce Center, 1919 West Fairmont, Tempe AZ 85282 hereinafter referred to as the "Project". The Premises is comprised of approximately 29,181 square feet of rentable area. The lease of the Premises shall be for the term, upon the rentals and subject to the terms and conditions set forth in this Lease Agreement and Exhibits hereto.

2. TERM.

With respect to Suites 1, 2, 3 and 4, the term of this Lease shall be for 36 months, commencing on June 1, 2000, and terminating on May 31, 2003. With respect to Suite 5, the term of this Lease shall commence on March 1, 2000 and terminate on May 31, 2003. With respect to Suite 6, the term of this Lease shall commence as soon as the new demising wall between Suite 6 and the adjacent Suite 7 is completed and a Certificate of Occupancy is obtained for Suite 6 from the City of Tempe, whichever is the last to occur and terminate on May 31, 2003.

3. RENT.

3.1 Lessee shall pay to Lessor as rent for the Premises monthly payments, in advance, on the first day of each month during the term of this Lease Agreement as follows:

     RENTS PRIOR TO JUNE 1, 2000

     From March 1, 2000 to May 31, 2000 the rent for Suite 5 shall be 00.00 per month.

     From date of delivery of Suite 6 to May 31, 2000, the rent for Suite 6 shall be 00.00 per month.

     RENTS FROM AND AFTER JUNE 1, 2000

     From June 1, 2000 to May 31, 2001 the rent shall be $15,000.00 per month From June 1, 2001 to May 31, 2002 the rent shall be $16,000.00 per month From June 1, 2002 to May 31, 2003 the rent shall be $17,000.00 per month

In addition, Lessee shall pay any privilege, excise, sales, gross receipts, rent or other tax levied or assessed by any governmental authority against Lessor in respect to the rent or other charges due under this lease or as a result of Lessor's receipt of such rents or other charges.

3.2 Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address referred to in paragraph 30 hereof or to such other persons or at such other places as Lessor may designate in writing. Rent shall be payable without notice, demand, deduction or any offset whatever.

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3.3 In the event  Lessee  fails to make any  installment  payment of rent within five (5) days of the date due, without written demand or notice for payment, then Lessee shall, the next day, pay to Lessor a late charge equal to five percent (5%) of the amount due. In addition, such delinquent amount and the late charge shall bear interest from the due date of the rent as provided herein at the rate of twenty percent (20%), per annum, until paid.

4. SECURITY DEPOSIT.

4.1 Lessor acknowledges that Lessee has already paid a $6,780.00 security deposit under Lessee's current Lease. Lessee hereby agrees to pay an additional $10,220.00 to bring the total security deposit to $17,000.00. Lessee shall pay to Lessor upon execution hereof the sum of $10,220.00 as additional security for the faithful performance and observance by Lessee of the terms of this Lease Agreement. It is agreed that in the event Lessee defaults in respect of any of the terms of this Lease Agreement, including, but not limited to, the payment of rent and additional rent, Lessor may, in addition to any other rights and remedies it may have, use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Lessor may expend or be required to expend by reason of Lessee's default in respect of any of the terms of this Lease Agreement. If Lessor applies any part of said deposit to cure any default of Lessee, Lessee shall upon demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the terms of this Lease Agreement.

4.2 In the event that Lessee shall fully and faithfully comply with all of the terms and conditions of this Lease Agreement, the security shall be returned to Lessee without interest after the date fixed as of the end of the term of this Lease Agreement and after delivery of the entire possession of the Premises to Lessor. In the event of a sale or lease of the Project, Lessor shall have the right to transfer the security to the vendee or lessee and Lessor shall thereupon be released by Lessee from all liability for the return of such security, and Lessee agrees to look solely to the new landlord for the return of said security, and it is agreed that all of the provisions hereof shall apply to every transfer or assignment made of the security to a new landlord.

5. USES AND SUITABILITY.

5.1 Use. The Premises shall be used and occupied by Lessee for only the following purposes and for no other purposes whatsoever, without obtaining the prior written consent of Lessor which consent shall not be unreasonably withheld: General office and assembly, manufacture, storage and use of electronic and semiconductor equipment and related activities.

5.2 Suitability. The acceptance of possession of the Premises by Lessee shall be deemed to conclusively establish that Lessee has accepted the Premises as complete for all purposes. In any event this Lease Agreement shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability or condition of the Premises for the conduct of Lessee's business.

5.3 Uses Prohibited.

     5.3.1 Lessee shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the building in which the Premises are contained (unless Lessee shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering said Premises or any building, nor shall Lessee sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form of policy of fire insurance.

     5.3.2 Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Lessees or occupants of the Project or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purposes, nor shall Lessee cause, maintain or permit any nuisance in, on or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

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     5.3.3 Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements of duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Without the prior written consent of Lessor, which consent must not be unreasonably withheld, Lessee shall not (either with or without negligence) cause or permit the escape, generation, manufacture, storage, disposal or release of any hazardous substances or materials in, on or about the Premises or Project. With respect to any such hazardous substances or materials which have been approved by Lessor in writing, Lessee shall not allow the storage or use of such substances or materials in any manner not sanctioned by law and by the highest standards prevailing in the industry for the storage and use of such substances or materials, nor allow to be brought into the Project any such materials or substances except to use in the ordinary course of Lessee's business, and then only in quantities approved by Lessor in writing. Without limitation, hazardous substances and materials shall include those
described  in  the  Comprehensive   Environmental  Response,   Compensation  and
Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S. C. Section 6901 et seq., any applicable state or local laws and the regulations adopted under these acts. In all events, Lessee shall indemnify Lessor in the manner elsewhere provided in this Lease Agreement from any release of hazardous materials on the Premises occurring while Lessee is in possession, if caused by Lessee or persons acting under Lessee. The within covenants shall survive the expiration or earlier termination of the term of this Lease Agreement.

6. REAL PROPERTY TAXES AND COMMON AREA EXPENSES.

6.1 For purposes of this Lease, the following terms shall be defined as follows:

     (a) The term "Common Areas" shall be defined to mean those areas to be used in common with others entitled thereto, except the Premises and all similar areas leased to others or reserved to Lessor's exclusive use. The Common Areas include, without limitation, parking areas, service roads and areas, loading and dock facilities, sidewalks, courtyards, gardens, and such other common additional areas and facilities as may be REASONABLY designated as a part of the Common Areas from time to time by Lessor.

     (b) The term "Common Area Expenses" shall be defined to mean the total cost and expense incurred by Lessor or Lessor's agents in operating and maintaining the Common Areas actually used or available for use by Lessee and Lessee's employees, agents, servants, customers and other invitees, excluding only items of expense commonly known and designated as carrying charges, but specifically including, without limitation, all sums expended by Lessor for gardening, repairing, repaving, painting, restriping, cleaning, sweeping, planting and landscaping, janitorial services, pest control, traffic control, security guards or systems, repairs, preventive and routine maintenance, line painting, lighting and other utilities, directional signs and other markers and bumpers, sanitary control, including, without limitation, all costs of maintaining and operating any air conditioning and heating, sewer, septic, or waste disposal installations, removal of garbage, trash and other refuse, depreciation on machinery and equipment used in such maintenance, cost of all utilities and services consumed or performed on the Common Areas, required fees or charges levied pursuant to any governmental authority, and a management fee (which may be payable to Lessor or its affiliates), not to exceed current market rates. Lessor shall also have the right to include the cost of public liability and property damage insurance on the Common Areas as part of the Common Area Expenses or to separate such cost and bill Lessee separately for its pro rata share thereof.

     (c) The term "Real Property Taxes" shall be defined to mean all taxes and assessments imposed upon the real property and permanent improvements thereto comprising the Project, or applicable to the Premises and Common Areas or any portion thereof, but shall not include personal income taxes, personal property taxes, inheritance taxes or franchise taxes levied upon the Lessor, but not directly against said real property, even though such taxes may or shall become alien against said real property. Any such Real Property Taxes for the year in which this Lease commences or ends shall be apportioned and adjusted accordingly. With respect to any assessment which may be levied against or upon the Project or the Premises and which, under the laws then in force, may be evidenced by improvements or other bonds payable in annual installments, only the annual payments on such assessments shall be included in computing Lessee's obligation for Real Property Taxes.

     (d) Lessee's pro rata share of Real Property Taxes and Common Area Expenses shall be determined based upon the ratio of the gross floor area of the Premises to the gross floor area of the building and/or complex of buildings comprising the Project. In this regard, the parties agree that Lessee's pro rata share for Suite 5 is 5.5% and Lessee's pro rata share for Suites 5 and 6 is 12.9%. In this regard, the parties hereby agree that commencing June 1, 2000, Lessee's pro rata

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share for  Suites 1 through 6 shall be  thirty-four  point one  percent  (34.1%)
based upon application of the above formula to the facts prevailing at the date hereof. The "gross floor area" is the area measured in square feet to the center of all party walls and the exterior face of all other exterior walls. Changes in any gross floor area occurring during any monthly period shall be effective on the first day of the next succeeding month, and the amount of any gross floor area in effect for the whole of any monthly period shall be the average of the total amounts in effect on the first day of each calendar month.

     (e) Notwithstanding the foregoing, any expense incurred by Lessor or Lessor's agents in maintaining the Common Area that exceeds the sum of $50,000.00 shall be amortized over the succeeding sixty (60) month period. Lessee shall pay its pro rata share for such Common Area Expense in sixty (60) equal consecutive monthly installments commencing the month immediately following the month in which such expense was incurred, provided, however Lessee shall not be liable for any such installments which first become payable after May 31, 2003.

6.2 Throughout the term of this Lease, Lessee shall pay to Lessor, as additional rent, the following:

     (a) All Real Property Taxes applicable to the Premises during the term of this Lease together with Lessee's pro rata share of Real Property Taxes applicable to the Common Areas; provided, however, in the event the Real Property Taxes applicable to the Premises are not separately assessed and identified by separate tax bill or otherwise, the amount due from Lessee hereunder shall be Lessee's pro rata share of Real Property Taxes applicable to the Project; and

     (b) Lessee's pro rata share of Common Area Expenses. Such additional rent shall be computed annually, but may be estimated by Lessor and collected from Lessee on a monthly basis, together with the rent provided in paragraph 3 hereof. Lessor shall provide Lessee with a reconciliation of Lessee's contributions toward Real Property Taxes and Common Area Expenses on an annual basis. If such reconciliation shall determine that Lessee's contributions are insufficient to satisfy Lessee's obligations hereunder, as finally determined and actually incurred by Lessor for such period, Lessee shall immediately pay to Lessor any such deficiency. Any contributions by Lessee in excess of such actual expenses shall be credited to any amounts owed by Lessee under this Lease, or refunded to Lessee, at Lessor's election.

7. PERSONAL PROPERTY TAXES.

Lessee shall pay prior to delinquency all taxes assessed or levied upon Lessee's occupancy of the Premises or upon Lessee's trade fixtures, furniture, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

8. UTILITIES.

All utilities shall be separately metered for the Premises, and Lessee shall pay when billed and before delinquent all charges for gas (if available), electricity, air conditioning, heating, telephone, janitorial services and other utilities or services furnished to the Premises or to Lessee during the term of this Lease Agreement. Lessee shall keep the Premises free of any liens created by Lessee's failure to make such payments. If any utility is not separately metered, Lessee agrees to promptly pay when billed, as additional rent, a reasonable portion to be determined by Lessor of all charges jointly metered.

9. DAMAGE OR DESTRUCTION.

9.1 Except as otherwise provided in this Lease Agreement, in the event that the Premises or the Project is damaged by fire or other casualty fully covered by Lessor's insurance, such damage shall be repaired by and at the expense of Lessor. Until such repairs are completed, and except to the extent such damage is caused by Lessee or its agent or employees, the rent payable hereunder shall be abated in proportion to the portion of the Premises which is rendered unusable by Lessee in the conduct of its business. In no event shall Lessor be obligated to spend more than the net insurance proceeds received by Lessor on account of any casualty in order to repair or restore the Premises.

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9.2 In the event such repairs cannot,  in the reasonable  opinion of Lessor,  be substantially completed within sixty (60) days after the occurrence of such damage (without the payment of overtime or other premiums), Lessor may, at its option, exercisable by giving reasonable notice to Lessee, make such repairs with due diligence. In such event, this Lease Agreement shall continue in full force and effect and the rent payable by Lessee hereunder shall be reduced as above set forth until such repairs are completed.

9.3 In the event Lessor determines in its reasonable opinion that such repairs cannot be substantially completed within such sixty (60) day period and does not elect to make such repairs during a reasonable time in excess of such 60-day period, then either Lessor or Lessee may, by written notice given to the other within ten (10) additional days, terminate this Lease Agreement effective as of the date of the occurrence of such damage.

9.4 With respect to any damage which Lessor is obligated to repair or elects to repair, Lessee waives the provisions of Arizona Revised Statutes, Section 33-343 (which section deals with Lessee's rights to termination in the event of damage or destruction of the Premises).

9.5 Lessor shall not under any circumstances be required to make any repairs to or replacements of any paneling, decoration, office fixtures, railing, ceiling or floor covering, partitions or any other property installed in the Premises by Lessee.

9.6 Notwithstanding anything to the contrary above, in the event of damage to or destruction of all or any portion of the Premises or the Project to the extent of five percent (5%) or more of the then insurable replacement value of the Project, Lessor shall have the right to terminate this Lease Agreement by written notice to Lessee, given within thirty (30) days after the date of such damage, destruction or declaration. Upon the giving of any such notice, this Lease Agreement shall terminate.

9.7 In the event that the damage or cost of repair is less than five percent (5%) of the replacement value, or in the event Lessor does not elect to terminate this Lease Agreement, the Lease Agreement shall remain in full force and effect and the Premises shall be repaired and rebuilt in accordance with the other provisions of this Lease Agreement.

10. LIABILITY INSURANCE.

10.1 During the term of this Lease Agreement, Lessee shall at Lessee's expense, maintain general public liability insurance against claims for injury, wrongful death or property damage occurring upon, in or about the Premises with companies and in form acceptable to Lessor, with minimum limits of One Million Dollars ($1,000,000.00) on account of bodily injuries to or death of one person, Three Million Dollars ($3,000,000) on account of bodily injuries to or death of more than one person as the result of any one accident or disaster, and property damage insurance with minimum limits of One Hundred Thousand Dollars ($100,000.00). Lessee shall add the name of Lessor to the policies and agrees to insure the interest of Lessor so long as this Lease Agreement is in effect. Lessee shall file proof of insurance with Lessor prior to Lessee's possession of the Premises. Lessee hereby releases and waives any and all rights of subrogation against Lessor, and Lessee shall ensure that such policy or policies of insurance shall contain a waiver of subrogation clause as to Lessor.

10.2 During the entire term of this Lease, Lessor shall, at the expense of Lessee as set forth below, procure and maintain the following policies of insurance:

     (a) Commercial general liability insurance for personal injury, death and property damage occurring on the Common Areas, the limits of liability thereof to be in such amounts as Lessor may reasonably require under the circumstances existing from time to time; and

     (b) "Special Form" property coverage insurance against loss due to fire, vandalism, malicious mischief, sprinkler leakage and special extended perils in an amount adequate to cover the full cost of replacement of the Premises. Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. Lessee shall pay to Lessor, as additional rent, the cost of the insurance to be carried by Lessor pursuant hereto; provided, however, if the cost applicable to the Premises

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cannot  otherwise be  separately  identified,  the  amount(s)  payable by Lessee hereunder shall be determined based upon the ratio of the gross floor area of the Premises to the gross floor area of the building and/or complex of buildings comprising the Project, in a manner consistent with paragraph 6.1(d) hereof. Lessee agrees to pay to Lessor such amount(s) within ten (10) days after written demand is sent by Lessor to Lessee accompanied by the insurance premium notice(s) and evidence of the amount due. Notwithstanding the foregoing, Lessor shall have the option to include the cost of the insurance on the Common Areas set forth in subparagraph (a) hereof as part of the Common Area Expenses pursuant to paragraph 6 hereof, instead of billing Lessee separately for such cost.

11. LIABILITY AND INDEMNIFICATION.

11.1 Lessee shall indemnify and hold Lessor harmless from and against all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed upon or incurred by or asserted against Lessor arising from any breach or default by Lessee, from any use, non-use or condition of the Premises created by or attributable to Lessee or Lessee's employees, customers, agents, invitees, licensees, guests or lessees, and from any negligence, act or omission attributable to Lessee or Lessee's employees, customers, agents, invitees, licensees, guests or lessees. In the event that any action or proceeding shall be brought against Lessor by reason of any claim referred to in this paragraph 11.1, Lessee, upon written notice from Lessor, shall at Lessee's sole cost and expense resist or defend the same through counsel selected by Lessor. Lessor shall not be liable for any damage to or theft of any personal property, goods, commodities or materials in or about the Premises. Lessee agrees that Lessor and Lessor's agents, employees and servants shall not be liable, and Lessee waives all claims for damage to property and business sustained during the term of this Lease Agreement by Lessee occurring in or about the Project, resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Premises, the Project or any part thereof, or from equipment or appurtenances becoming out of repair or from accident, or from any occurrence, act or omission of Lessor, Lessor's agents, employees or servants, any tenant or occupant of the Project or any other person.

11.2 The term "Lessor" as used in this Lease Agreement so far as covenants or obligations on the part of Lessor are concerned shall be limited to mean and include only the owner or owners of the Project at the time in question, and in event of any transfer or conveyance the then grantor shall be automatically freed and released from all personal liability accruing from and after the date of such transfer or conveyance as respects the performance of any covenant or obligation on the part of Lessor contained in this Lease Agreement to be performed, it being intended hereby that the covenants and obligations contained in this Lease Agreement on the part of Lessor shall be binding on the then Lessor only during and in respect to its period of ownership. In the event of a sale or conveyance by Lessor of the Project, the same shall operate to release Lessor from any future liability upon any of the covenants or conditions herein contained and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease Agreement. This Lease Agreement shall not be affected by any such sale or conveyance, and Lessee agrees to attorn to the purchaser or grantee, which purchaser or grantee shall be personally obligated on this Lease Agreement only so long as it is the owner of Lessor's interest in and to this Lease Agreement. Furthermore, Lessee agrees to look solely to Lessor's interest in the Project for the recovery of any judgment from Lessor, it being agreed that Lessor and each of its general partners shall never be personally liable for any such judgment.

12. EMINENT DOMAIN.

If the Premises shall be taken, or if a substantial portion thereof shall be taken, which shall prevent Lessee from conducting its business under this Lease Agreement, by proper authority for public or quasi-public use, Lessee may terminate this Lease Agreement by giving Lessor written notice of such termination within two (2) months after such taking and the rent shall abate during the unexpired portion of this Lease Agreement, effective from the date when possession of the part so taken shall be required for the use and purpose for which it has been taken. If only a part of the Premises is so taken and the part not so taken shall be sufficient for the reasonable use of the remainder for the purpose of Lessee's business under this Lease Agreement, this Lease

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Agreement  shall remain in full force and effect,  except that the rent shall be reduced in proportion of Project square footage to which the Premises so taken bears to the Premises originally leased. All compensation awarded for any such taking shall belong to and be the property of Lessor.

13. REPAIRS.

13.1 Lessor shall make all necessary repairs to the exterior walls, roof, structural components, plumbing, electrical wiring and air conditioning system of the Project of which the Premises are a part except exterior glass, windows and doors. Lessor also shall maintain and keep in good repair the exterior lighting, parking areas, docks and sidewalks appurtenant to the Project. Notwithstanding anything to the contrary, any damage caused or permitted by Lessee, or by Lessee's employees, agents or invitees, to the Premises or to the Project shall be repaired by Lessee, or at Lessor's election, Lessor may repair such damage at the expense of Lessee and Lessee shall promptly reimburse Lessor for such expense upon Lessor's demand.

13.2 Lessee, at Lessee's expense, shall maintain and keep the Premises in as good order, condition and repair, including doors, windows and interior glass, as they were at the time Lessee took possession of the same, reasonable wear and tear excepted. Lessee shall keep the Premises in a neat and sanitary condition. All repairs, restorations and replacements shall be in quality and class equal to the original work.

13.3 Lessee agrees to notify Lessor promptly of any defective condition known to Lessee which Lessor is required to repair, and the failure to report such defects shall make Lessee responsible to Lessor for any additional liability, cost or expense incurred by Lessor by reason of Lessee's failure to notify Lessor of such defect. Lessor shall be under no duty to inspect the Premises.

14. LIENS.

     If the Premises, or any part thereof, or Lessee's leasehold interest therein, shall at any time during the term of the Lease Agreement become subject to the lien of any vendor, mechanic, laborer or materialman based upon the furnishing of materials or labor to Lessee or the Premises and contracted for by Lessee, Lessee shall cause the same, at Lessee's expense, to be discharged within fifteen (15) days after notice thereof.

15. NUISANCE.

15.1 Notwithstanding anything in this Lease Agreement to the contrary, including without limitation the use by Lessee of the Premises in accordance with paragraph 5 hereunder, Lessee shall not commit or permit any nuisance or other act, whether noise, odor, smoke, sewerage, chemical waste or otherwise, which may disturb the quiet enjoyment of any other tenants of Lessor in the Project.

15.2 Lessee shall not obstruct or cause to be obstructed any public or private roadways, sidewalks or common areas appurtenant to the Project, or any parking areas or docking areas of other tenants of Lessor in the Project. In the event Lessee commits or permits any nuisance or act set forth in this paragraph, the same shall be a material breach of this Lease Agreement.

16. ASSIGNMENT AND SUBLETTING.

16.1 Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or encumber this Lease Agreement, or any interest therein, and shall not sublet the Premises or any part thereof or suffer any other person (other than the employees and agents of Lessee) to occupy or use the Premises or any portion thereof, without obtaining Lessor's prior written consent.

16.2 Regardless of Lessor's consent, no subletting or assignment shall release Lessee from Lessee's obligations or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

16.3 In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting, or if Lessee shall request the consent of Lessor for any act Lessee proposes to do, the Lessee shall pay Lessor's reasonable attorneys' fees incurred in connection therewith.

17. SURRENDER OF PREMISES AND HOLDING OVER.

17.1 Except as provided hereinafter, upon the expiration or earlier termination of this Lease, Lessee shall quit and surrender the Premises, "broom-clean," in good condition and repair (reasonable wear and tear excepted). If the Premises are not surrendered at the end of the Lease term, Lessee shall indemnify Lessor against loss or liability resulting from delay by Lessee in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant based on such delay.

17.2 If Lessee or any successor in interest of Lessee, should remain in possession of the Premises after the expiration of the Lease term without executing a new lease, then such holding over shall be construed as a tenancy from month to month, subject to all the covenants, terms, provisions and obligations of this Lease except Minimum Monthly Rent, which shall be subject to an automatic increase of twenty-five percent (25%), over and above the amount paid in the last full calendar month of the Lease term. Nothing contained herein shall be construed as Lessor's permission for Lessee to hold over.

18. DEFAULT.

18.1 If Lessee fails to pay any rents when due within ten (10) days of the due date, or if Lessee commits a breach under paragraph 17 hereof, or if Lessee defaults in the performance of any other term or covenant of this Lease Agreement, and any such default is not cured within five (5) days after written notice thereof from Lessor to Lessee, then, in any such event Lessor may, at Lessor's option, terminate this Lease Agreement and/or re-enter the Premises and remove all persons and all or any property therefrom either by summary dispossess proceedings or by any other suitable action or proceeding at law or by force or otherwise, without being guilty of trespass or liable to indictment, prosecution or damage therefor, and repossess and enjoy the Premises, together with all improvements, additions, alterations, installations and fixtures, without such re-entry and repossession working a forfeiture or waiver of the rents to be paid and the covenants to be performed by Lessee during the full term of this Lease Agreement, and upon such termination or re-entry, Lessee will quit and surrender the Premises to Lessor, but Lessee shall remain liable as hereinafter provided. Upon termination of this Lease Agreement or expiration of Lessee's right to occupy the Premises by reason of the happening of any of the foregoing events, or in any other manner or circumstances whatsoever, whether with or without legal proceedings, by reason of or based upon or arising out of a default or breach of this Lease Agreement on the part of Lessee, or upon the happening of any default hereunder, Lessor may, at its option, at any time and from time to time, relet the Premises or any part or parts thereof, for the account of Lessee or otherwise, and receive and collect the rent therefor, applying the same first to the payment of such expenses as Lessor may have incurred in recovering possession of the Premises, including attorneys' fees and expenses for putting the same into good order and condition or preparing or altering the same for re-rental to the extent Lessor deems necessary or desirable and all other expenses, commissions and charges paid, assumed or incurred by Lessor in or about reletting the Premises and then to the fulfillment of the covenants of Lessee hereunder. Any such reletting herein provided for may be for the remainder of the term of this Lease Agreement, as originally granted, or for a longer or shorter period. Lessor shall have the right to change the character and use made of the Premises, and Lessor shall not be required to accept any substitute tenant offered by Lessee or to observe any instructions given by Lessee up to the later of the time of such termination of this Lease Agreement or of such recovery of possession of the Premises by

Lessor, as the case may be, and thereafter, except in a case in which liability of Lessee as hereinafter provided arises by reason of the happening of the insolvency of Lessee, Lessee covenants and agrees, if required by Lessor, to pay to Lessor until the end of the initial term of this Lease Agreement, and/or any renewal term, as the case may be, the equivalent of the amount of all rent reserved hereunder, and all other charges required to be paid by Lessee, less the net proceeds of reletting, if any. Lessor shall have the election in place of and instead of holding Lessee so liable forthwith to recover against Lessee as damages for loss of the bargain and not as a penalty, an aggregate sum which at the time of such termination of this Lease Agreement or of such recovery of possession of the Premises by Lessor, as the case may be, represents the then present worth of the excess, if any, of the aggregate of the rent and all other charges payable by Lessee hereunder that would have accrued for the balance of the initial term, and/or any renewal term, as the case may be, over the then present worth of the fair market rents and all other charges for the Premises for the balance of such term. In addition, upon any default hereunder, Lessor shall have the right to exercise in connection therewith or separately any other rights or remedies provided by law.

18.2 The rights and remedies of Lessor shall include, but are not limited to, enforcement of any rights and privileges hereunder by mandatory injunction, restraining order or other equitable relief. In the event of re-entry by Lessor as hereinabove provided, Lessor shall not be or become responsible for or incur any liability to Lessee or other persons for any personal property, goods, commodities or materials in or about the Premises at the time of re-entry, the Lessor may store or dispose of such personal property, goods, commodities or materials at the expense of Lessee with payment therefore to be made by Lessee upon demand of Lessor.

19. INSOLVENCY.

In addition to any other rights or remedies of Lessor hereunder, if Lessee, at any time during the term of this Lease Agreement, shall be or become insolvent, or if Lessee shall compound Lessee's debts or sign over Lessee's estate or effects for payment thereof, or if any sheriff, marshal, constable or any other officer take possession of the Premises by virtue of any execution or attachment, or if any receiver or trust is appointed of any property of Lessee, or in the event Lessee shall be adjudged bankrupt, then and in any such event it shall be lawful for Lessor at Lessor's election to enter into and upon the Premises, or any part thereof, and to have, hold and possess and enjoy the same as in the Lessor's former estate, discharged from these presents, and this Lease Agreement shall thereupon be terminated, anything herein contained to the contrary notwithstanding.

20. LEGAL EXPENSES.

In the event of any suit instituted by either Lessor or Lessee against the other in any way connected with this Lease Agreement, or for the recovery of rent or possession of the Premises, the successful party to any such action shall recover from the other party reasonable attorneys' fees and Court costs in connection with said suit.

21. LESSOR'S RIGHT.

In the event that Lessee does not pay before delinquent any taxes, assessments or other charges to be paid hereunder by Lessee, Lessor shall have the right to make such payment and to thereupon charge Lessee for the amount of such payment, together with interest thereon from the date of such payment to the date of repayment by Lessee to Lessor at the rate of twenty percent (20%), per annum.

22. SUBORDINATION.

22.1 This Lease Agreement and the estate granted hereby shall be subject and subordinate to the lien of any mortgage or mortgages which now or hereafter may constitute alien on the Premises, and to any agreements at any time made, modifying, supplementing, extending or renewing any such mortgages; provided, however, that Lessor shall attempt to obtain from the mortgagee under any such mortgage an agreement in substance that, so long as Lessee shall not be in default in the terms of this Lease Agreement, this Lease Agreement and the estate hereby granted shall not be terminated. The provisions for the subordination of this Lease Agreement and the estate hereby granted shall be self operative and no further instruments shall be required to effect such subordination; provided, that the parties hereto shall, upon request by any mortgagee at any time or times, execute and deliver any and all instruments that may be reasonably necessary or proper to effect such subordination or to confirm or evidence the same.

22.2 Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing: (a) certifying that this Lease Agreement is unmodified and in full force and effect (or, if modified stating the nature of such modification and certifying that this Lease Agreement as so modified in full force and effect) and the date to which the rent and other charges are paid in advance, if any;
(b) acknowledging that there are not any uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by a prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be deemed Lessee's acknowledgment that: (i) This Lease Agreement is in full force and effect, without modification except as may be represented by Lessor; (ii) There are no uncured defaults in Lessor's performance; and (iii) Not more than one month's rent has been paid in advance. If Lessor desires to sell, finance or refinance the Premises, or any part thereof, Lessee hereby agrees to deliver to any purchaser or lender designated by Lessor sce# THE MOST RECENTLY AVAILABLE financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes therein set forth.

23. SIGNS.

No signs, advertisements or notices shall be placed by Lessee visible from the outside of the Project, whether walls, roofs, windows, sidewalks, doors or otherwise, except such as shall first be approved in writing by Lessor, which approval shall not be unreasonably withheld. If such approval by Lessor is given, such signs, advertisements or notices shall be installed and maintained at Lessee's expense and shall conform to all applicable governmental laws, rules and regulations. The standard sign criteria for the Premises is set forth on Exhibit "D" which is attached hereto and incorporated herein by this reference.

24. PROJECT RULES.

Lessee shall abide by all rules and regulations of the Project imposed by Lessor for the cleanliness, good appearance, proper maintenance, good order and reasonable use of the Premises and the Project by all the tenants of the Project and their clients, customers and employees. The rules and regulations, a copy of which are attached hereto as Exhibit " C" and made a part hereof, may be changed from time to time on reasonable notice to Lessee. A breach of Project rules and regulations shall be a material breach of this Lease Agreement.

25. RIGHT OF ENTRY.

Lessor may, during the term of this Lease Agreement, at all reasonable times and during usual business hours, enter upon the Premises for the purpose of inspection of same or for the purpose of showing same to prospective lenders and purchasers, and in addition, may, at any time within the last six (6) months of the term of this Lease Agreement show, the Premises to prospective lessees.

26. SURRENDER.

Upon the expiration of the term of this Lease Agreement, or upon the early termination of this Lease Agreement, Lessee shall surrender up peaceable possession of the Premises in the same condition as the Premises are at the commencement of this Lease Agreement, reasonable wear and tear is excepted.

27. CERTAIN RIGHTS RESERVED BY LESSOR.

Lessor reserves the following rights exercisable without notice and without liability to Lessee and without effecting an eviction, constructive or actual, or disturbance of Lessee's use or possession, or giving rise to any claim for set off or abatement of rent: (a) to control, install, affix and maintain any and all signs on the property, or on the exterior of the Project and in the corridors, entrances and other common areas thereof, except those signs within the Premises not visible from outside the Premises; (b) to reasonably designate, limit, restrict and control any service in or to the Project, including but not limited to the designation of sources from which Lessee may obtain sign painting and lettering; any restriction, designation, limitation or control imposed by reason of this subparagraph shall be imposed uniformly on Lessee and other tenants occupying space in the Project; (c) to retain at all times and to use in appropriate instances keys to all doors within and into the Premises; no locks shall be changed without the prior written consent of Lessor; this provision shall not apply to Lessee's safes or other areas maintained by Lessee for the safety and security of monies, securities, negotiable instruments or like items;
(d) to make repairs, improvements, alterations, additions or installations, whether structural or otherwise, in and about the Project, or any part thereof, and for such purposes to enter upon the Premises, and during the continuation of any of said work, to temporarily close doors, entryways, public spaces and corridors in the Project and to interrupt or temporarily suspend services and facilities; and (e) to approve the size and location of safes and other heavy equipment and articles in and about the Premises and the Project and to require all such items to be moved into and out of the Project and the Premises only at such times and in such manner as Lessor shall direct in writing.

28. NOTICES.

28.1 Any notice required or permitted to be given or served by either party to this Lease Agreement shall be deemed to have been given or served when made in writing, by certified or registered mail, addressed as follows:

LESSOR:   Fairmont Commerce Center, LLC
          525 Broadway Suite 203
          Santa Monica, CA 90401

LESSEE:   Sitek, Incorporated
          Attn: Chief Financial Officer
          1919 West Fairmont Suite 2
          Tempe, Arizona

28.2 All rental payments shall be made to Lessor at the above address. The addresses may be changed from time to time by either party by serving notice as above provided. All notices shall be effective if mailed as aforesaid on the second business day following deposit in the mail, or otherwise upon actual receipt by the recipient.

29. DELAYS; DEFAULT BY LESSOR.

29.1 Lessor shall not be responsible for any delay or failure in the observance or performance of any term or condition of this Lease Agreement to be observed or performed by Lessor to the extent that such delay results from action or order of governmental authorities civil commotion, strikes, fires, acts of God or the public enemy act or default of any tenant in the Project, the inability to procure labor, material, fuel, electricity, or other forms of energy or any other cause beyond the reasonable control of Lessor, whether or not similar to the matters herein specifically enumerated. Any delay shall extend by like time any period of performance by Lessor and shall not be deemed a breach of or failure to perform this Lease Agreement or any provisions hereof.

29.2 In the event of any default under this Lease Agreement by Lessor, Lessee, before exercising any rights that it may have at law to cancel this Lease Agreement, shall have given written notice of such default to Lessor and shall have offered Lessor a reasonable opportunity to correct and cure the default.
Lessee also agrees to give the holders of any mortgages or deeds of trust ("mortgagees") by registered mail, a copy of any notice of default served upon Lessor, provided that prior to such notice Lessee has been notified in writing (by way of Notice of Assignment of Rents and Leases, or otherwise) of the addresses of such mortgagees. Lessee further agrees that if Lessor shall have failed to cure such default within the aforesaid time limit, then the mortgagees shall have an additional twenty (20) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary, if within such twenty (20) days any mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including but not limited to commencement of foreclosure proceedings if necessary to effect such cure) in which event this Lease Agreement shall not be terminated while such remedies are being so diligently pursued.

30. PARKING.

30.1 Lessee also acknowledges that there are unreserved surface parking spaces in an uncovered parking area adjoining the building. Lessee and visitors of the Project may park in such spaces without charge on a non-exclusive basis.

33.2 Lessee's use of all parking areas shall be subject to any rules and regulations relating thereto included from time to time in the Project Rules and Regulations, including regulations governing the designation of specific parking spaces for use by the Lessee and its guests and invites, the hours during which such parking spaces may be used, the size of such parking spaces, and the traffic flow in the parking areas. Lessor shall not be responsible for any vandalism or other damages from any cause occurring to automobiles or their contents while located in such parking spaces or moving in the parking area.

31. NO WAIVER.

Any waiver by any of the parties hereto of any breach of this Lease Agreement, or of any right of any party, must be in writing, and in any event shall not constitute a waiver of any other breach or of any other right.

32. ENTIRE AGREEMENT.

This Lease Agreement contains the entire agreement between the parties hereto and no term or provision hereof may be changed, waived, discharged or terminated unless the same be in writing executed by both parties hereto.

33. APPLICABLE LAW.

The laws of Arizona shall govern the construction, performance and enforcement of this Lease Agreement.

34. TIME OF ESSENCE.

Time shall be of the essence in the performance of every term, covenant and condition of this Lease Agreement.

35. HEADINGS.

The paragraph headings contained herein are inserted only for convenience of reference and are in no way to be construed as a part of this Lease Agreement or as a limitation on the scope of the particular paragraphs to which they refer.

36. BENEFITS.

Subject to paragraph 18 hereof, this Lease Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, legal representatives, successors and assigns.

37. SEVERABILITY.

If any term or provision of this Lease Agreement shall, to any extent, be determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease Agreement shall not be affected thereby, and each other term and provision of this Lease Agreement shall be valid and be enforceable to the fullest extend permitted by law.

38. ABANDONMENT.

Lessee shall not vacate or abandon Premises at any time during the term of this Lease Agreement, nor permit the Premises to remain unoccupied for a period longer than fifteen (15) consecutive days during the term of this Lease Agreement; and if Lessee shall abandon, vacate or surrender the Premises, or be dispossessed by process of law, or otherwise, any personal property belonging to Lessee and left on the Premises shall be deemed abandoned.

39. LESSEE AUTHORITY.

Lessee shall furnish to Lessor a corporate resolution, proof of due authorization of partners, or other appropriate documentation reasonably requested by Lessor evidencing the due authorization of Lessee to enter into this Lease Agreement.

40. ADDITIONAL TERMS AND CONDITIONS.

Additional terms and conditions which apply to this Lease Agreement, if any, are set forth on Exhibit "D" which is attached hereto and incorporated herein by this reference. The attached Exhibit "D" will be effective when the same is signed by both parties hereto.

IN WITNESS WHEREOF, the parties have executed this Lease Agreement as of the day and year first above written.


LESSOR: Fairmont Commerce Center, LLC    LESSEE: Sitek, Incorporated


-----------------------------------      ---------------------------------------
By: DMC Investment Co, LLC, Manager      By: Gloria Zemla, Chief Financial
    Avrom Green, Manager                     Officer, Vice President and
                                             Treasurer

                                   EXHIBIT "A"

                                  THE PREMISES


                      [FAIRMONT COMMERCE CENTER FLOORPLAN]

                                   EXHIBIT "B"

        OUTLINE SPECIFICATIONS FOR IMPROVEMENTS TO BE PAID FOR BY LESSOR


See the provisions in Exhibit "D" of this lease.



--------------------------              --------------------------
Lessor's Initials                       Lessee's Initials

                                   EXHIBIT "C"

                          PROJECT RULES AND REGULATIONS

1. Any sign, lettering, picture, notice or advertisement installed on or in any part of the leased premises and visible from the exterior of the Project, or visible from the exterior of the Premises, shall be installed at Lessee's sole cost and expense, and in such manner, character and style as Lessor may approve in writing which approval shall not be unreasonably withheld. In the event of a violation of the foregoing by Lessee, Lessor may remove the same without any liability and may charge the expense incurred by such removal to Lessee.

2. No awning or other projection shall be attached to the outside walls of the Project. No curtains, blinds, shades or screens visible from the exterior of the Project or visible from the exterior of the Premises, shall be attached to or hung in, or used in connection with any window or door of the Premises without the prior written consent of Lessor. Such curtains, blinds, shades, screens or other fixtures must be of a quality, type, design and color, and attached in a manner approved by Lessor.

3. Lessee, its servants, employees, customers, invitees and guests shall not obstruct sidewalks, entrances, passages, corridors, vestibules, halls, in and about the Project which are used in common with other tenants and their servants, employees, customers, guests and invitees, and which are not a part of the Premises of Lessee. Lessee shall not place objects against glass partitions or doors or windows which would be unsightly from the exterior of the Project, and will promptly remove any such objects upon notice from Lessor.

4. Lessee shall not make excessive noises, cause disturbances or vibrations or use or operate any electrical or mechanical devices that emit excessive sound or other waves or disturbances or create obnoxious odors any of which may be offensive to the other tenants and occupants of the Project, or that would interfere with the operation of any device, equipment, radio, television broadcasting or reception from or within the Project or elsewhere and shall not place or install any projections, antennas, aerials or similar devices inside or outside of the Premises or on the Project.

5. Lessee shall not waste electricity, water or air conditioning and shall cooperate fully with Lessor it insure the most efficient operation of the Project's heating and air conditioning systems.

6. Lessee assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secured after normal business hours.

7. Lessee shall comply with all applicable federal, state and municipal laws, ordinances and regulations, and Project Rules and shall not directly or indirectly make any use of the Premises which may be prohibited by any of the foregoing or which may be dangerous to persons or property or may increase the cost of insurance or require additional insurance coverage.

8. Lessor shall have the right to prohibit any advertising by Lessee which in Lessor's reasonable opinion tends to impair the reputation or character of the Project, and upon written notice from Lessor, Lessee shall refrain from or discontinue such advertising.

9. The Premises shall not be used for cooking (as opposed to heating of food), lodging, sleeping or for any immoral or illegal purpose.

10. Any carpeting cemented down by Lessee shall be installed with a releasable adhesive. In the event of a violation of the foregoing by Lessee, Lessor may charge the expense incurred by such removal to Lessee.

11. The water and wash closets, drinking fountains and other plumbing fixtures shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, coffee grounds, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Lessee who or whose servants, employees, agents, visitors, or licensees, shall have caused same. No person shall waste water by interfering with the faucets or otherwise.

12. No electric circuit for any purpose shall be brought into the Premises without Lessor's written permission specifying the manner in which same may be done.

13. Based upon reasonable structural /imitations in the Premises, Lessee may limit the weight, size and position of all safes, fixtures and other equipment or machinery used in the Premises. In the event Lessee shall require extra heavy equipment or machinery, Lessee shall notify Lessor of such fact, and shall pay the cost of structural bracing to accommodate same. All damage done to the Premises or Project by installing, removing or maintaining extra heavy equipment or machinery shall be repaired at the expense of the Lessee.

14. Canvassing, soliciting and peddling in the Project is prohibited and each tenant of the Project shall cooperate to prevent the same.

15. Lessee shall not mark, drive nails, screw or drill into, paint or in any way deface the exterior walls, roof, foundations, bearing walls or pillars without the prior written consent of Lessor. No boring or cutting for wires shall be allowed, except with the prior written consent of Lessor.

16. Lessee, its servants, employees, customers, invitees and guests shall, when using the common parking facilities in and around the Project observe and obey all signs regarding fire lanes and no parking zones, and when parking always park between the designated lines. Lessor reserves the right to tow away, at the expense of the owner, any vehicles which in improperly parked or parked in a no parking zone. All vehicles shall be parked at the sole risk of the owner, and Lessor assumes no responsibility for any damage to or loss of vehicles. No vehicles shall be parked overnight.

17. Wherever in these Project Rules and Regulations the word "Lessee" occurs, it is understood and agreed that it shall mean Lessee's associates, agents, clerks, servants and visitors. Wherever the word "Lessor" occurs, it is understood and agreed that it shall mean Lessor's assigns, agents, clerks, servants, and visitors.

18. Lessor reserves the right at any time to change or rescind any one or more of these rules and regulations as in Lessor's judgment may from time to time may be necessary for the management, safety, care and cleanliness of the Project. Lessor shall not be responsible to Lessee or to any other person for the non-observance or violation of these rules and regulations by any other Lessee or other person.

                                   EXHIBIT "D"

           CONSTRUCTION PROVISIONS FOR LESSEE IMPROVEMENTS TO PREMISES

1. SCOPE OF WORK. These provisions define the scope of work to be provided by Lessor and Lessee in the Premises under the terms of the Lease. Words and phrases used herein which are defined in the Lease have the meanings set forth therein unless provided otherwise.

2. INTENT OF EXHIBIT. It is the intent of these provisions that Lessee shall be permitted freedom in the interior design and layout of its space so long as same is consistent with Lessor's policies and structural requirements, applicable building codes, and with sound architectural and construction practices. Any additional cost of design, construction, operation, insurance, maintenance, taxes, fees or utilities which results there from shall be charged to Lessee and paid for by Lessee in accordance with the provisions hereof and of the Lease.

3. LESSOR'S ALLOWANCE. Lessor hereby grants Lessee a construction allowance not to exceed One Hundred Thousand Dollars ($100,000) ("Construction Allowance"), which shall be used only as a credit towards the cost of improvements to Suites 4, 5 and 6 of the Premises.

4. LESSEE'S COSTS. All costs incurred in excess of the foregoing allowance for improvements, services or materials required by Lessee in or for the Premises shall be for the account of Lessee and at Lessee's sole cost and expense.

5. SPACE PLAN. Lessee shall prepare a space layout and working drawings and specifications for all construction work in the Premises. Interior design, and details and specifications for improvements, shall be for the account of Lessee and shall be paid by Lessee upon invoice therefor. Lessee shall develop complete working drawings and specifications (the "Plans") for construction of improvements in the Premises, showing thereon partitions, doors, electrical and telephone outlets, light fixture locations, wall finishes, floor coverings and special requirements (if any) for Lessor's review and approval. Failure of Lessor to approve the Plans within the time limit specified in Section 7 hereof shall be deemed approval.

6. COST ESTIMATE AND PAYMENTS.

     6.1 COST ESTIMATES. As soon as practicable after Lessor's approval of the Plans, Lessee will advise Lessor of the total estimated cost for the improvements (including architectural and engineering, administrative fees and preinstalled work) together with supporting evidence as Lessor shall require from Lessee (e.g., the contractor bid). Lessor will have no obligation whatsoever to make any disbursement from the Construction Allowance until Lessee has complied with the provisions of this Section 6.1.

     6.2 PAYMENTS. During the course of construction of the Improvement Work (defined below), Lessor shall make progress payments to Lessee from the Construction Allowance less a fifty percent (50%) retainage. Progress payments shall be made within ten (10) days after receipt by Lessor of the following: (i) a draw request; (ii) substantiation of the construction costs to be paid; (iii) a statement as to the percentage of work completed; and (iv) conditional partial lien releases on account of the work completed. Upon completion of construction of the Improvement Work, Lessor shall pay to Lessee the final installment of the Construction Allowance (including the retainage), provided Lessee has supplied the following items to Lessor: (i) The "Certificate of Occupancy"; (ii) A copy of Lessee's recorded "Notice of Completion"; (iii) A copy of all TI Contractor (as hereinafter defined) paid invoices totaling or in excess of the Construction Allowance; (iv) copy of all construction lien releases or other lien releases on account of such construction work, including an affidavit from TI Contractor that no liens exist; (v) A copy of all building permits with all sign-offs executed; (vi) An architect's certification that the Premises were constructed per plans and specifications and are one hundred percent (100%) complete in accordance with this EXHIBIT "D"; (vii) Any and all insurance certificates required under the Lease; (viii) One (1) set of "as built" drawings; and (ix) Copies of all manufacturer's warranties, owner's manuals, etc., for equipment or materials installed by TI Contractor and a warranty statement, naming Lessor as the beneficiary of such warranty, from the general contractor guaranteeing all improvements for at least one (1) year from the date of substantial completion of the Premises.

7. TIME LIMITS. The following maximum time periods shall be allowed for the indicated matters: (i) Lessor approves (or disapproves with explanation) the working drawings - 5 business days; Lessor approves (or disapproves with explanation) the TI Contractor - 5 business days. In the event that Lessor fails to provide its approval in the time frames required in (i) or (ii) above, and does not provide written notification of its reason for any disapproval (which disapproval must be reasonable), such item is hereby deemed to be approved by Lessor. Lessee may commence with that portion of the work that is not disapproved.

8. CONSTRUCTION BY TI CONTRACTOR. All construction work in the Premises (sometimes referred to herein as "Improvement Work") shall be performed by the tenant improvement contractor ("TI Contractor") retained by Lessee. The TI Contractor shall perform such work in a good and workmanlike manner and shall construct the Improvement Work substantially in accordance with the Plans. All Improvement Work shall be performed in accordance with all laws, ordinances and requirements of government agencies having jurisdiction therefor. The following conditions shall apply to Lessee's selection and use of the TI Contractor:

     8.1 CONTRACTOR SELECTION. Subject to the provisions of this EXHIBIT "D", Lessee may select any contractor for the construction of Improvement Work, provided such contractor is bondable and has received the prior written approval of Lessor. Within five (5) days after the receipt by Lessor of a written request by Lessee to approve a contractor, Lessor shall either approve or disapprove of such contractor. In the event Lessor fails to approve or disapprove of a contractor within such five (5) day period, such contractor shall be deemed approved.

     8.2 INDEMNITY. Lessee hereby indemnifies and holds Lessor harmless from and against any and all costs arising out of or in connection with damage to the Project caused by Lessee's contractors.

     8.3 SPECIAL CONDITIONS. Lessee agrees that the provisions set forth below shall be incorporated as "Special Conditions" into the contract between Lessee and TI Contractor for the benefit of Lessor, and agrees that as to such provisions, Lessor shall have the rights of enforcement of a third party beneficiary (with a copy of the contract to be furnished Lessor prior to the commencement of the Improvement Work):

          8.3.1 Prior to starting any of the Improvement Work, TI Contractor shall also deliver to Lessor duplicate originals of insurance policies (or certificates of insurance if such certificates shall, in Lessor's sole judgment, provide clear and unambiguous evidence of insurance). The insurance provided Lessor by TI Contractor pursuant to this paragraph 8.3.1 shall be primary insurance without the right of contribution from any insurance maintained by the Lessor and shall name Lessor and Lessor's agent as additional insured. The insurance required shall be written for not less than the following (or such amount required by law, if the same is greater than the following):

               8.3.1.1 WORKER'S COMPENSATION:

                    (a)  State Statutory Requirements
                    (b)  Applicable Federal Statutory Requirements
                    (c)  Employer's Liability $1,000,000

               8.3.1.2    COMPREHENSIVE     GENERAL    LIABILITY:     (including
               Premises-Operations;    Independent    Contractor's   Protective;
               Products and Completed Operations; Broad Form Property Damage:

                    (a)  Combined  Single  Limits for Bodily Injury and Property
                         Damage: $1,000,000 Each Occurrence.
                    (b)  Products and Completed Operations to be maintained:
                    (c) Property Damage Liability Insurance shall provide X, C, or U coverage.

               8.3.1.3 CONTRACTUAL LIABILITY:

                    (a)  Combined  Single  Limits for Bodily Injury and Property
                         Damage: $1,000,000 Each Occurrence.

               8.3.1.4  PERSONAL  INJURY,  WITH  EMPLOYMENT  EXCLUSION  DELETED:
               1,000,000 Annual Aggregate.

               8.3.1.5 COMPREHENSIVE AUTOMOBILE LIABILITY:

                    (a)  Combined  Single  Limits for Bodily Injury and Property
                         Damage: $1,000,000 Each Occurrence.

               8.3.1.6 UMBRELLA EXCESS LIABILITY: $3,000,000

          8.3.2 TI Contractor shall be responsible for, and shall pay the cost, the repair, replacement or clean-up of any damage done by it to other contractors' work, which specifically includes access ways to the Premises which may be concurrently used by others.

          8.3.3 Under no circumstances shall TI Contractor cause or permit anything to be hung from or supported by any duct work or piping above the Premises. All suspended ceilings and other fixtures and improvements shall be installed in a proper manner and in accordance with applicable building codes.

          8.3.4 TI Contractor shall contain the storage of its materials and its operations within the Premises and such other space, if any, as he may be assigned by Lessor. Should TI Contractor be assigned space outside of the Premises, he shall move to such other space as Lessor shall direct from time to time to avoid interference or delays with other work. In no event shall materials be stored in corridors in the Common Area. No flammable materials shall be stored or kept in the Premises or anywhere else in the Project, except that which is to be used during the single day of construction that it is there.

          8.3.5 All trash and surplus construction materials shall be stored within the Premises and shall be promptly removed from the Project. TI Contractor shall confirm with Lessor on the placement of any trash bin prior to placing the same on site.

          8.3.6 At Lessor's option, Lessor may provide trash removal services for TI Contractor (who shall purchase such services by use of Lessor's form of Lessee work order), and Lessee shall cause the cost thereof to be reimbursed to Lessor within ten (10) days after demand. Failure by Lessee to cause any such payment to be made shall be deemed a default under the Lease the same as a failure to pay Rent.

          8.3.7 TI Contractor shall provide Lessor prior written notice of any planned work to be done on weekends or during other than normal job hours for the purpose of obtaining Lessor's consent thereto. TI Contractor shall also refrain during normal building hours, as such hours are determined by Lessor, from proceeding with construction that impacts, or may create an annoyance for, any tenant or any tenant's use of its premises, for example, work that causes excessive noise (such as floor coring) or creates fumes or odors (such as wall covering preparation, painting, millwork and door or wood finishing).

          8.3.8 Lessee and TI Contractor are responsible for compliance with all applicable codes and regulations of duly constituted authorities having jurisdiction insofar as the performance of the work and completed improvements are concerned for all work performed by Lessee or TI Contractor, and with all applicable safety regulations established by the general contractor for the Project. Lessee further agrees to save and hold Lessor harmless for said work as provided in the Lease.

          8.3.9 Neither TI Contractor nor the subcontractors shall post signs on any part of the Project or on the Premises.

          8.3.10 TI Contractor shall agree that the contract between Lessee and TI Contractor is solely for the benefit of Lessee and TI Contractor, except for the provisions referred to above as being for the benefit of Lessor (as to which provisions Lessor shall have the rights of enforcement of a third party beneficiary). TI Contractor shall further agree that it and its subcontractors shall look only to Lessee for payment of any sums due under its contract with Lessee. TI Contractor, for itself and its subcontractors, shall waive any and all claims or actions (including mechanics' or materialmen's lien rights) that it or its subcontractors may have against Lessor for amounts owing to it or its subcontractors under the contract between TI Contractor and Lessee.

     8.4 ELECTRICAL POWER. Upon written notice from TI Contractor that it needs temporary electrical power, Lessor shall make same available. Lessee shall reimburse Lessor for the cost thereof, together with a charge for Lessor's direct and indirect administrative costs related thereto, within ten (10) days after the demand. Failure by Lessee to make any such payment shall be deemed a default under the Lease the same as a failure to pay Rent. Unless TI Contractor shall notify Lessor in writing that such temporary power is no longer needed by it, Lessor may continue to make such temporary power available until the Premises shall open for business, and Lessee shall pay Lessor therefor as above provided.

     8.5 NOTICE OF COMPLETION AND LIENS. Lessee shall be responsible for and shall (a) obtain and record a Notice of Completion promptly following completion of Lessee's Work and promptly forward a copy to Lessor, (b) post a Notice of Completion on the Premises and promptly forward a copy to Lessor, (c) obtain executed lien waiver for all work performed by TI Contractor and an executed affidavit from TI Contractor that no liens exist, and shall provide the originals thereof to Lessor promptly upon substantial completion of the Improvement Work, (d) obtain a Certificate of Occupancy for the Premises and provide Lessor with a duplicate original thereof promptly after substantial completion of the Improvement Work, (e) obtain from TI Contractor a copy of the contract with TI Contractor and a list of all components of construction in the Premises, broken down into items and the cost of each item, and provide the original thereof to Lessor promptly upon substantial completion of the Improvement Work, (f) provide Lessor with one (1) set of "as -built drawings within thick-j (3% days following substantial completion of the Improvement Work, (g) obtain a copy of all building permits with sign-offs executed and provide copies thereof to Lessor promptly upon substantial completion, (h) obtain an architect's certification that the Improvement Work was constructed in accordance with this EXHIBIT "D", and (i) obtain and deliver to Lessor copies of any owner's manuals for any equipment or other improvements. The failure of Lessee to provide to Lessor with any one (1) or more of the foregoing items within thirty (30) days after request therefor by Lessor, shall be a default under the Lease.

     8.6 WARRANTIES. Lessee shall assign any and all warranties and guaranties provided by TI Contractor and subcontractors to Lessor immediately upon completion of Improvement Work. All improvements shall be guaranteed or warrantied for a period of at least one (1) year.

     8.7 RESPONSIBILITY FOR LESSEE'S MATERIALS. All materials, work, installations and decorations of any nature whatsoever brought on or installed in the Premises before the commencement of the term of the Lease shall be at Lessee's risk, and neither Lessor nor any party acting on Lessor's behalf shall be responsible for any damage thereto or loss or destruction thereof.

9. LESSEE COORDINATOR. Lessor has designated a "Lessee Coordinator" who shall be responsible for the management and coordination of all work to be performed in the Premises and coordination with Lessee on all matters governed by the provisions contained in this EXHIBIT "D". Lessee Coordinator will furnish Lessee with notices of substantial completion, Lessor's approval or disapproval of Plans and changes thereto, and other similar notices. Lessee shall deliver any payments that may be required hereunder to be paid to Lessor to the Lessee Coordinator unless written notice is given by Lessor to the contrary.

10. CHANGES. If Lessee requests or necessitates any change, addition or deletion to the Premises after approval of the Plans, as described in Section 7 above, a request for the change shall be submitted to the Lessee coordinator accompanied by revised plans prepared by Lessor's space planner at Lessee's sole expense.

11. INCORPORATION BY REFERENCE. This EXHIBIT "D" is and shall be incorporated by reference in the Lease, and all of the terms and provisions of the Lease are incorporated herein by this reference.

12. ATTORNEYS' FEES. In the event of any action or proceeding initiated by a party hereto for the enforcement or interpretation of the provisions contained herein, the prevailing party shall be entitled to recover its costs incurred in connection therewith, including its reasonable attorneys' fees.

AGREED:

LESSOR: Fairmont Commerce Center, LLC    LESSEE: Sitek, Incorporated


-----------------------------------      ---------------------------------------
By: DMC Investment Co, LLC, Manager      By: Gloria Zemla, Chief Financial
    Avrom Green, Manager                     Officer, Vice President and
                                             Treasurer

                                   EXHIBIT "E"

                   ADDENDUM RELATING TO THE EXTENSION OF TERMS

This ADDENDUM (the "Addendum") is entered into this December 9, 1999 between Fairmont Commerce Center, L.L.C. ("Lessor") and Sitek, Incorporated ("Lessee"), and modifies and supplements that certain Commercial Lease (as it may have been amended, the "Lease") between Lessor and Lessee dated January 20, 2000.

1. Lessee shall have one option to extend the term of the Lease by 36 months (the "Extension Term"), commencing on the day following the expiration date of the original term of the Lease or the first option, by giving Lessor written notice, at least four (4) months prior to the expiration of the original term of the Lease or the first option, of Lessee's election to extend; provided, however, that the option granted herein shall automatically and forever terminate if not exercised by written notice in a timely manner or if Lessee is in breach of the Lease at the time the notice of extension is given or at the time of the expiration date of the original term of the Lease.

2. The amount of the monthly installments of rent due during the Extension Term shall be the greater of: (a) the monthly rental installments in effect immediately prior to the expiration date of the original term of the Lease, or
(b) the then current market rental rate (under prevailing market conditions) for similar space in the Building as reasonably determined by Lessor. Lessor shall, upon Lessee's request within the one- month period preceding the deadline for the giving of Lessee's notice (or otherwise at such time as Lessee delivers to Lessor Lessee's written notice of election), make a reasonable determination with respect to the market rental rate that would be applicable to the Leased Premises during the Extension Term.

3. Upon the termination of the Lease, abandonment of the Leased Premises or termination of Lessee's right to possession of the Leased Premises, Lessee shall not thereafter be entitled to exercise its option to extend under this Addendum.

4. Except as specifically modified by this Addendum, all of the provisions of the Lease (and any other addendum or amendment thereto not inconsistent herewith) shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.


LESSOR: Fairmont Commerce Center, LLC    LESSEE: Sitek, Incorporated


-----------------------------------      ---------------------------------------
By: DMC Investment Co, LLC, Manager      By: Gloria Zemla, Chief Financial
    Avrom Green, Manager                     Officer, Vice President and
                                             Treasurer